UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 9, 2015

DAWSON GEOPHYSICAL COMPANY

(Exact name of Registrant as specified in its charter)

TEXAS	001-34404	75-0970548
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

508 W. WALL, SUITE 800 MIDLAND, TEXAS	79701
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (432) 684-3000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

On February 9, 2015, in connection with the previously announced proposed strategic business combination between Dawson Geophysical Company (“Dawson”), TGC Industries, Inc. (“TGC”), and Riptide Acquisition Corp., a wholly-owned subsidiary of TGC (“Merger Sub”), Dawson held a special meeting of shareholders (the “Special Meeting”).

At the Special Meeting, the following proposals were submitted to a vote of Dawson’s shareholders, with the results indicated below:

1.              To approve the Agreement and Plan of Merger, dated October 8, 2014, by and among Dawson, TGC and Merger Sub, pursuant to which Merger Sub will be merged with and into Dawson, with Dawson surviving and becoming a direct wholly-owned subsidiary of TGC (the “Merger”).

Number of Shares

For	6,334,247

Against	109,241

Abstain	163,173

Broker Non-Votes	0

2.              To approve an amendment to Dawson’s Second Restated Articles of Incorporation to change the name of Dawson to ‘‘Dawson Operating Company’’ immediately prior to the Merger and make other technical amendments to conform with the requirements of the Texas Business Organizations Code.

Number of Shares

For	6,364,996

Against	109,148

Abstain	132,517

Broker Non-Votes	0

3.              To approve a non-binding advisory resolution on certain compensation that may be paid or become payable to Dawson’s named executive officers upon consummation of the Merger.

Number of Shares

For	5,663,554

Against	677,767

Abstain	265,340

Broker Non-Votes	0

Because each of the first three proposals received sufficient votes to be approved, it was unnecessary to tally the votes for the fourth proposal to adjourn the Special Meeting, if necessary or appropriate, to permit the solicitation of additional proxies if there were not sufficient votes at the time of the Special Meeting to adopt the foregoing proposals.

Item 7.01.                                        Regulation FD Disclosure.

On February 9, 2015, Dawson and TGC jointly issued a press release announcing that at their respective special meetings of shareholders held on February 9, 2015, each company obtained sufficient votes to approve each proposal required to consummate the previously announced proposed strategic business combination.

A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein. Pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”), the information set forth in this Item 7.01 and in the attached Exhibit is deemed to be “furnished” and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such filing.

Item 8.01                                           Other Events.

The disclosure set forth above under “Item 7.01 Regulation FD Disclosure” is incorporated by reference into this Item 8.01.

Pursuant to the rules and regulations of the SEC, the attached Exhibit is deemed to be “furnished” and shall not be deemed to be “filed” under the Exchange Act, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such filing.

Important Information For Investors and Shareholders

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

The transactions contemplated by the Agreement and Plan of Merger, dated October 8, 2014, by and among Dawson, TGC and Merger Sub, including, with respect to Dawson, the proposed merger and, with respect to TGC, the proposed issuance of TGC common stock in the merger and an amendment to TGC’s certificate of formation, were submitted to the shareholders of Dawson and TGC for their consideration on February 9, 2015. In connection with the proposed merger, TGC filed with the SEC a registration statement on Form S-4 that includes a definitive joint proxy statement that also constitutes a prospectus of TGC.  The registration statement was declared effective by the SEC on December 31, 2014, and the definitive joint proxy statement/prospectus was mailed to Dawson and TGC shareholders on or about December 31, 2014 in connection with the proposed merger.

INVESTORS AND SECURITY HOLDERS OF DAWSON AND TGC ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and shareholders may currently obtain free copies of the definitive joint proxy statement/prospectus, and other documents containing important information about Dawson and TGC filed with the SEC, through the website maintained by the SEC at www.sec.gov. Dawson and TGC make available free of charge at www.dawson3d.com and www.tgcseismic.com, respectively (in their “Investor Relations” sections), copies of materials they file with, or furnish to, the SEC, and investors and shareholders may contact Dawson at (432) 684-3000 or TGC at (972) 881-1099 or c/o Dennard-Lascar Associates at (713) 529-6600 to receive copies of documents that each company files with or furnishes to the SEC.

Forward Looking Statements

In accordance with the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995, Dawson cautions that statements in this current report which are forward-looking and which provide other than historical information involve risks and uncertainties that may materially affect Dawson’s actual results of operations. Such forward-looking statements are based on the beliefs of management as well as assumptions made by and information currently available to management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to the possibility that the proposed transaction does not close when expected or at all because required approvals are not received on a timely basis; the risk that the benefits from the proposed transaction may not be fully realized or may take longer to realize than expected; the ability to promptly and effectively integrate the businesses of Dawson and TGC; the ability to realize anticipated synergies and cost savings from the transaction; the reaction of the companies’ customers, employees and counterparties to the transaction; diversion of management time on transaction-related issues; the volatility of oil and natural gas prices; dependence upon energy industry spending; industry competition; reduced utilization; delays, reductions or cancellations of service contracts; high fixed costs of operations and high capital requirements; external factors affecting Dawson’s or TGC’s crews such as weather interruptions and inability to obtain land access rights of way; disruptions in the global economy; whether either company enters into turnkey or dayrate contracts; crew productivity; the limited number of clients; credit risk related to clients; and the availability of capital resources. A discussion of these and other factors, including risks and uncertainties with respect to Dawson is set forth in Dawson’s Annual Report on Form 10-K for the fiscal year ended September 30, 2014. Dawson disclaims any intention or obligation to revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

EXHIBIT NUMBER	DESCRIPTION

99.1	Press release dated February 9, 2015.

*              *              *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAWSON GEOPHYSICAL COMPANY

Date: February 9, 2015	By:	/s/ Christina W. Hagan
Christina W. Hagan
Executive Vice President, Secretary and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

99.1	Press release dated February 9, 2015.